Discontinued Operations	12 Months Ended
Dec. 31, 2020
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations
(25)	DISCONTINUED OPERATIONS

On August 16, 2018, ACG completed the ATA Online Sale Transaction, among which, 17.5% of the equity interest of ATA Online was transferred directly and indirectly to two entities affiliated with funds managed by CDH Investments, a major Chinese alternative asset management firm based in Beijing (the “CDH Entities”), for a consideration of USD 35.0 million, 16.5% of the equity interest of ATA Online was transferred to three holding companies controlled by certain management members of ATA Online (the “Management Entities”), for a consideration of USD 33.0 million, 15% of the equity interest of ATA Online was transferred to Zhuhai Lihonghuaying Equity Investment Partnership (Limited Partnership), a China-based entity principally engaged in private equity investments, or the LHHY Entity, for a consideration of USD 30.0 million, and 51% of the equity interest of ATA Online was transferred indirectly to New Beauty Holdings Limited, a company controlled by Mr. Xiaofeng Ma, for a consideration of USD 102.0 million.

Upon the final closing of the ATA Online Sale Transaction, a special cash dividend of approximately RMB 946.6 million was distributed on August 24, 2018.

Due to the closing of the Transaction, balance sheet items related to the disposed business lines will no longer be consolidated into ACG’s financial statements since the completion date of the Transaction. For the periods presented, the results of discontinued operations, less applicable income taxes are reported as two separate components of income (loss) on the consolidated statements of comprehensive income (loss) as applicable: 1) Income (loss) from operations of discontinued operations, net of income taxes, and 2) gain from disposal of discontinued operations, net of income taxes.

The major classes of line items constituting operating results of discontinued operations included in the Company’s consolidated statements of comprehensive income (loss) were as follows for the years ended December 31, 2018 and 2019. The gain from disposal of discontinued operations, net of income taxes, recorded for the year ended December 31, 2019, was to account for the reimbursement of legal and consulting expenses from the buyer in relation to the sale of ATA Online business.

Revenues generated from ATA Online Business, which primarily include testing services and online education services have been classified and reported under discontinued operations for all the periods presented.

	Year ended December 31,
	2018	2019
	RMB	RMB
Net revenues	194,939,146	—
Cost of revenues	116,432,436	—
Operating expenses	104,587,110	—
Other income	6,929,814	—
Loss from operations of discontinued operations, before income taxes	(19,150,586)	—
Income tax benefit	(199,617)	—
Loss from operations of discontinued operations, net of income taxes	(18,950,969)	—
Gain from disposal of discontinued operations, net of income taxes	937,605,948	4,894,197
Income from discontinued operations, net of income taxes	918,654,979	4,894,197
Net loss attributable to non-redeemable non-controlling interests from discontinued operations	(10,608)	—
Net Income from discontinued operations attributable to ATA Creativity Global	918,665,587	4,894,197

The condensed cash flows of the discontinued operations were as follows for the years ended December 31, 2018 and 2019.

	Year ended December 31,
	2018	2019
	RMB	RMB
Net cash provided by (used in) operating activities	(25,108,520)	4,894,197
Net cash used in investing activities	(8,666,299)	—
Net cash used in financing activities	(21,098,633)	—